Exhibit 99.1

Investor Presentation

November 2013

DISCLAIMER

Safe Harbor Statement

This presentation contains “forward-looking statements” that are based on management’s beliefs and assumptions and on information currently available to management. Most forward-looking statements contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms that relate to future events. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Gogo’s actual results, performance or achievements to be materially different from any projected results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the beliefs and assumptions of Gogo only as of the date of this presentation and Gogo undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. As such, Gogo’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree.

Gogo cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial or operational goals and targets will be realized. In particular, the availability and performance of certain technology solutions yet to be implemented by the Company set forth in this presentation represent aspirational long-term goals based on current expectations. For a discussion of some of the important factors that could cause Gogo’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation, investors should refer to the disclosure contained under the heading “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the Company’s prospectus relating to its initial public offering of common stock as filed with the SEC on June 24 2013 and the Company’s Quarterly Report on Form 10-Q as filed with the SEC on November 12, 2013.

Note to Certain Operating and Financial Data

In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles (“GAAP”), Gogo also discloses in this presentation certain non-GAAP financial information, including Adjusted EBITDA and Cash CapEx. These financial measures are not recognized measures under GAAP and are not intended to be, and should not be considered, in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. In addition, this presentation contains various customer metrics and operating data, including numbers of aircraft or units online, that are based on internal company data, as well as information relating to the commercial and business aviation markets, and our position within those markets. While management believes such information and data are reliable, they have not been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources.

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BUSINESS OVERVIEW

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WHY INVEST IN GOGO

PIONEER & LEADER

EXPERIENCE & SCALE

LARGE GROWTH OPPORTUNITY TECHNOLOGY LEADERSHIP COMPELLING BUSINESS MODEL

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GOGO TRANSFORMED THE FLYING EXPERIENCE FOREVER

BEFORE GOGO 2006-2008 2009-2013

~45 Million Sessions

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GOGO LEADERSHIP SPANS ALL MARKET SEGMENTS

COMMERCIAL AVIATION NORTH AMERICA


American

- > 2,000 aircraft online
- > 7,000 daily flights
- ~80% market share(1)

COMMERCIAL AVIATION REST OF WORLD


DELTA

- Contracts for Delta's international fleet and with two foreign carriers
- Global sales organization established
- Satellite and terminals contracts secured

BUSINESS AVIATION GLOBAL



- ~ 7,000 systems operating
- 63% market share in Narrowband(2)
- 93% market share in Broadband(2)

(1) Commercial Aviation market share is based on management estimates, trade publications and other public sources as of 9/30/2013
(2) Business Aviation Iridium and ATG market share is based on management estimates as of 9/30/2013.

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STRONG INCUMBENT POSITION

GOGO HAS 9X MORE BROADBAND AIRCRAFT THAN THE CLOSEST COMPETITOR

COMMERCIAL AVIATION NORTH AMERICA

BROADBAND AIRCRAFT ONLINE

BUSINESS AVIATION NORTH AMERICA

BROADBAND AIRCRAFT ONLINE

78 133 431

2,011 1,847

(80%) (93%)

Gogo Global Eagle (Row 44)(1) All Others(1) Gogo All Others(1)

1Based on management estimates, trade publications and other public sources as of 9/30/2013

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INDUSTRY LEADING EXPERIENCE & SCALE DRIVES LONG-TERM SUCCESS

CERTIFICATIONS & TECHNOLOGY AND INSTALLATIONS PRODUCT INNOVATIONS

WORLD-CLASS

BANDWIDTH FINANCIAL STRENGTH MANAGEMENT

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OUR VERSATILE, PROPRIETARY PLATFORM

TRAVELERS,

AIRCRAFT TRAVELERS AIRLINES & MEDIA

OPERATORS PARTNERS

Operations-Oriented Gogo Connectivity Gogo Signature Gogo Vision Communication

& Gogo Biz Services

Services

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WE PRIDE OURSELVES ON ENDURING PARTNERSHIPS

COMMERCIAL AVIATION BUSINESS AVIATION

North America Original Equipment Manufacturers

International Fractional Jet Operators

Subsidiary of

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GOGO TECHNOLOGY LEADERSHIP

$220,000,000 Largest engineering investment since launch(1)

> 35 Largest number of aircraft types installed(1)

36% of total headcount Large highly specialized technology staff

Track record of technology development and

#1 market deployment

(1) Based on management estimates

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BROADEST ARRAY OF TECHNOLOGY SOLUTIONS

Peak

Technology Speed Key Attributes

-Overnight install

Air-to-Ground

3.1 Mbps -All aircraft types

(EvDo Rev A)

- Limited to North America

-Triples the peak speed

Air-to-Ground 4

9.8 Mbps -More reliable than ATG

(EvDo Rev B)

-Overnight install

-Global coverage SwiftBroadband 432 Kbps -Low data speeds -Available today

-Global coverage Ku Band 50 Mbps -Multiple suppliers -Available today -Global coverage Ka Band 50 Mbps -High data speeds -Next Generation

-More spectrally efficient

Ground-to-Orbit

70 Mbps -Lower profile

(Hybrid)

-More robust & reliable

2014 Launch

2015 2015 Launch Launch

(Global) (Global) (Regional)

2014 Launch

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GOGO PRODUCT LEADERSHIP

GROUND TO ORBIT GOGO TEXT & TALK GOGO ONEPHONE

UNIVERSAL CABIN

GOGO VISION FOR BA GOGO CLOUD SYSTEM

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ATTACKING A LARGE AND EXPANDING GLOBAL OPPORTUNITY

North America Rest of World

COMMERCIAL AIRCRAFT (1) BUSINESS AIRCRAFT (2)

2.1x 36,000 1.4x

27,000

19,000 11,000

17,000 30,000

7,000

13,000

16,000

12,000

4,000 6,000

2012 2032F 2012 2022F

Sources:

(1) Derived from Boeing Current Market Outlook 2012 - 2032, excludes: cargo aircraft, RJs < than 50 seats. Wide-body aircraft is included as part of Rest of World market;

(2) JetNet iQ Report Q4 2012, excludes turboprop aircraft.

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GROWING REVENUE DRIVES PROFITABILITY

REVENUE ($MM) ADJUSTED EBITDA ($MM)

$315(1)

85% CAGR $35

$25 $234 $27 $15

$9 $9

($1) $236 Q3

CA-ROW YTD ($45) Segment Loss

$37 $95 $160

($89)

2009 2010 2011 2012 2013 2009 2010 2011 2012 2013 Q3 YTD

(1)Reflects midpoint of 2013 guidance issued on 11/11/2013

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AIRCRAFT TIMES REVENUE PER AIRCRAFT

TODAY TOMORROW

INCREASE North America Global

AIRCRAFT

In-Flight Connectivity Gogo Vision Gogo Text Messaging In-Flight Connectivity Gogo Signature Services Gogo Operations-Oriented INCREASE Communications Services

REVENUE PER

AIRCRAFT All Passengers Business Passengers Media Partners Aircraft Operators

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COMPELLING BUSINESS MODEL

HIGH GROWTH

SIGNIFICANT OPERATING LEVERAGE

HIGH BARRIERS TO ENTRY

Strong revenue growth and multiple growth drivers

Growing percent of high margin service revenue Transition to lower Cash CAPEX profile

Highly scalable operating infrastructure

Strong contribution margins

Incremental product offerings generate solid returns

Heavy upfront capital requirements

Exclusive license to ATG spectrum

Operational & regulatory expertise

Long-term exclusive contracts

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COMPETITIVE ADVANTAGES DRIVE INTERNATIONAL WINS

TURNKEY, FULL SERVICE PROVIDER

BEST-IN-CLASS TECH PORTFOLIO

COMPELLING USER EXPERIENCE

EXPERIENCE AND SCALE

Highly scalable operating infrastructure

Certification, installation & operational expertise Pricing expertise, marketing support

IFC market leader and innovator

Technology & product leadership

Broad suite of products and pricing options

Industry leading customer service

Nearly 4,000 broadband aircraft online

Unparalleled breadth of capabilities and track record of success

Unique Leadership Position at the Intersection of Three Industries—

Telecom, Internet and Airlines

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FINANCIAL REVIEW

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GROWING REVENUE DRIVES PROFITABILITY

REVENUE ($MM) ADJUSTED EBITDA ($MM)

$315(1) $35

$25 $27 $15

$9 $9

$95 $160 $234

($1) $236 Q3

YTD CA-ROW

($45) Segment Loss

$37

($89)

2009 2010 2011 2012 2013 2009 2010 2011 2012 2013 Q3

(1)Reflects midpoint of 2013 guidance issued on 11/11/2013 YTD

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MORE AIRCRAFT & MORE REVENUE PER AIRCRAFT IN CA-NA

AIRCRAFT ONLINE ARPA (000s) REVENUE ($MM)

~ 3x 131%

4x Increase (1) $193

$100 CAGR 2,011

Increase

1,811 2,011 $84 $100 $134

$144

692 Q3

$24 YTD

$11

2009 2012 2013 Q3 2009 2012 2013 Q3 YTD 2009 2012 2013 YTD

Annualized Average Revenue per Aircraft

(1)Reflects midpoint of 2013 guidance issued on 11/11/2013

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HIGH-GROWTH, HIGH-MARGIN SERVICE REVENUE STREAM DRIVES BA PROFITABILITY

ATG AIRCRAFT ONLINE SERVICE REVENUE ($MM) SEGMENT PROFIT ($MM)

1,847 $47

~38x increase

$43

$6 $3 49

1,455 76% CAGR $34 135% CAGR $36

2009 2012 2013 Q3 YTD 2009 2012 2013 Q3 LTM 2009 2012 2013 Q3 LTM

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INVESTING FOR A DECADE+ OF GROWTH

ENGINEERING, DESIGN & GENERAL & ADMINISTRATIVE

REVENUE ($MM) SALES & MARKETING ($MM) DEVELOPMENT ($MM) ($MM)

$49 $50

$35 $36

85% CAGR $23 $28 $28

$26 $21 $315(1) $234

2009 2012 2013 Q3 2009 2012 2013 Q3 2009 2012 2013 Q3 YTD YTD YTD

AS % OF REVENUE

62% 77% 75%

$37 15% 15% 21% 21%

11% 9%

2009 2012 2013 Q3 2009 2012 2013 Q3 2009 2012 2013 Q3

2009 2012 2013(1) YTD YTD YTD

(1)Reflects midpoint of 2013 guidance issued on 11/11/2013

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EVOLVING CAPEX MODEL

CAPITAL EXPENDITURES ($MM)

$125(2)

$105(2) $94

$77 $77 $79 $80 $58

2009 2012 2013 Q3 YTD 2013

Gross CapEx Cash CapEx (1)

(1) Cash CAPEX represents gross capital expenditures net of airborne equipment proceeds received from the airlines. (2) Reflects midpoint of guidance issued on 11/11/2013.

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TRANSITION

N E

T GOGO GOGO

W

O BUILDS RENTS

R K

I N

S GOGO AIRLINE

T

A PAYS PAYS

L L

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WHY INVEST IN GOGO

PIONEER & LEADER

EXPERIENCE & SCALE

LARGE GROWTH OPPORTUNITY TECHNOLOGY LEADERSHIP COMPELLING BUSINESS MODEL

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APPENDIX

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RECONCILIATION OF CASH CAPEX ($MM)

Q1 Q2 Q3 YTD 2009 2010 2011 2012 2013 2013 2013 2013

Purchases of Property and

(69) (33) (33) (67) (29) (29) (24) (83)

Equipment

Acquisition of Intangible

Assets (Capitalized (8) (7) (10) (12) (4) (3) (4) (11)

Software)

Gross CapEx (77) (40) (43) (79) (33) (33) (28) (94)

Change in Deferred —

9 11 18 5 2 1 8

Airborne Lease Incentives Amortization of Deferred

1 1 4 2 2 2 5 —

Airborne Lease Incentives

Cash CapEx (77) (30) (31) (58) (27) (29) (24) (80)

Note: Minor differences exist due to rounding

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RECONCILIATION OF ADJUSTED EBITDA ($MM)

2009 2010 2011 2012 Q1 2013 Q2 2013 Q3 2013 YTD 2013 Net Income (142) (140) (18) (96) (32) (73) (19) (124) Interest Income (0) (0) (0) (0) (0) (0) (0) (0) Interest Expense 30 1 9 4 10 7 22 Income Tax Provision 3 1 1 1 1 1 1 Depreciation & Amortization 22 31 33 37 14 14 14 41

EBITDA (91) (106) 16 (49) (14) (48) 3 (60)

Fair Value Derivative Adjustments 33 (59) (10) 36 36 Class A and Class B Senior Convertible

18 31 52 15 14 29 Preferred Stock Return Accretion of Preferred Stock 9 10 10 3 3 5 Stock based Compensation Expense 1 2 2 4 1 1 1 3 Loss on Extinguishment of Debt 2 Write Off of Deferred Equity Financing

5 Costs Amortization of Deferred Airborne Lease

(1) (2) (4) (2) (2) (2) (5) Incentives

Adjusted EBITDA (89) (45) (1) 9 3 4 2 9

Note: Minor differences exist due to rounding

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